UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2008

                          Willis Group Holdings Limited
             (Exact name of registrant as specified in its charter)



                 Bermuda                                 93-0352587
        (Country of incorporation)          (I.R.S. Employer Identification No.)

                            c/o Willis Group Limited
                                 51 Lime Street
                            London EC3M 7DQ, England

           (Address of principal executive offices including zip code)


    Registrant's telephone number, including area code: (011) 44-20-3124-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans.

On December 1, 2008, Willis Group Holdings Limited ("Willis") sent a notice to its directors and executive officers informing them of a blackout period that is being imposed in connection with the merger of the HRH Retirement Savings Plan (the "HRH Plan") into the Willis 401(k) Retirement Savings Plan effective January 1, 2009 (the "Merger").

Willis' directors and executive officers were informed that a blackout period with respect to the HRH Plan is expected to begin at 4:00 p.m., Eastern Time, on December 30, 2008, and expected to end during the week of January 4, 2009. The blackout period for HRH Plan transactions is being implemented in connection with the Merger. The HRH blackout period is necessary for the HRH Plan's trustee to process and implement the Merger. During the HRH blackout period participants in the HRH Plan will be temporarily unable to (1) direct or diversify investments in their individual account, (2) take distributions (including final distributions) of money invested in the HRH Plan, and (3) take loans of money under the HRH Plan.

Since the HRH blackout period may last for more than three business days, there must be a corresponding blackout period applicable to directors and executive officers of Willis. Pursuant to the requirements of Section 306 of the Sarbanes-Oxley Act of 2002, during this corresponding trading blackout period, Willis directors and executive officers will be generally prohibited from engaging in transactions involving Willis common shares and related equity securities acquired in connection with their service to Willis.

A copy of the trading blackout notice to Willis' directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the trading blackout period and for a period of two years after the ending date of the trading blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the trading blackout period by contacting Shaun Bryant at +44
(0)20 3124 7146, to whom all inquiries regarding the trading blackout period should be directed.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.     Description of Exhibit
-----------     ----------------------

99.1 Important Notice Concerning Limitations on Your Trading in Willis Group Holdings Limited Securities During Special Blackout Period, dated December 1, 2008


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILLIS GROUP HOLDINGS LIMITED



                                       By: /s/ Adam G. Ciongoli
                                           -------------------------------------
                                           Name: Adam G. Ciongoli
                                           Title: General Counsel


Date: December 1, 2008


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                                  EXHIBIT INDEX

Exhibit No.     Description of Exhibit

99.1 Important Notice Concerning Limitations on Your Trading in Willis Group Holdings Limited Securities During Special Blackout Period, dated December 1, 2008


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